UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 10, 2005

THE WALT DISNEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                              Other Events.

On March 10, 2005, the Registrant commenced its $5,000,000,000 Medium-Term Note Program, to allow the Registrant to issue and sell up to $5,000,000,000 aggregate principal amount (or an equivalent amount in one or more foreign or composite currencies or currency units) of Medium-Term Notes, Series C, Due Nine Months or More from Date of Issue (the “Medium-Term Notes”), pursuant to a Distribution Agreement, dated March 10, 2005, between the Registrant and the several agents set forth therein.  The Medium-Term Notes may be issued as fixed rate notes, floating rate notes or a combination of fixed and floating rate notes.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122139), as amended, filed by the Registrant with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and declared effective by the Commission on February 8, 2005, with respect to the securities issuable pursuant to the Medium-Term Note Program.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

1.1	Distribution Agreement, dated March 10, 2005, between the Registrant and the several agents set forth therein.

4.1	Senior Debt Securities Indenture (incorporated by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on September 24, 2001).

4.2	Officers’ Certificate establishing the Medium-Term Notes as a series of securities under the Senior Debt Securities Indenture.

4.3	Form of Medium-Term Note (Discount) (included in Exhibit 4.2).

4.4	Form of Medium-Term Note (Fixed Rate) (included in Exhibit 4.2).

4.5	Form of Medium-Term Note (Floating Rate) (included in Exhibit 4.2).

4.6	Form of Medium-Term Note (Zero Coupon) (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

	By:	/s/ David K. Thompson
David K. Thompson
Senior Vice President - Deputy General
Counsel-Corporate and Corporate
Secretary

Dated: March 10, 2005

EXHIBIT INDEX

Exhibit No.	Description

1.1	Distribution Agreement, dated March 10, 2005, between the Registrant and the several agents set forth therein.

4.1	Senior Debt Securities Indenture (incorporated by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on September 24, 2001).

4.2	Officers’ Certificate establishing the Medium-Term Notes as a series of securities under the Senior Debt Securities Indenture.

4.3	Form of Medium-Term Note (Discount) (included in Exhibit 4.2).

4.4	Form of Medium-Term Note (Fixed Rate) (included in Exhibit 4.2).

4.5	Form of Medium-Term Note (Floating Rate) (included in Exhibit 4.2).

4.6	Form of Medium-Term Note (Zero Coupon) (included in Exhibit 4.2).